UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2024

DANIMER SCIENTIFIC, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39280	84-1924518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Industrial Boulevard
Bainbridge, Georgia		39817
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 229 243-7075

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common stock, $0.0001 par value per share	DNMR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreement.

On May 2, 2024, Danimer Scientific, Inc., a Delaware corporation (“Company”), announced that the Company had declared a distribution to the holders of record, as of May 13, 2024 (“Record Date”) of (a) the Company’s shares of Class A common stock, par value $0.0001 per share (the “Common Stock”), (b) the Company’s 3.250% Convertible Senior Notes due 2026 (“Convertible Notes”), and (c) our pre-funded common stock purchase warrants dated March 25, 2024 (collectively, “other eligible recipients”) in the form of warrants to purchase shares of Common Stock (“Dividend Warrants”). The Dividend Warrants were issued on the terms and conditions described in the Warrant Agreement (as defined below and attached as an exhibit hereto) are being distributed to such stockholders and other eligible recipients on July 12, 2024.

Pursuant to the terms of the Warrant Agreement, dated as of July 12, 2024, between the Company and Continental Stock Transfer & Trust Company, as Warrant Agent (“Warrant Agreement”), each holder of record of Common Stock as of the Record Date will receive one (1) Dividend Warrant for every three (3) shares of Common Stock held as of the Record Date, rounded down to the nearest whole number for any fractional Dividend Warrant. Other eligible recipients that held Convertible Notes or pre-funded common stock purchase warrants as of the Record Date will receive Dividend Warrants based on the same ratio in the manner determined by the agreements governing such securities and the Warrant Agreement.

The Dividend Warrants are expected to trade on the OTCQX market, commencing on July 15, 2024. Separately, Danimer Scientific’s Common Stock will continue to trade on the New York Stock Exchange under the ticker symbol “DNMR”. Each Dividend Warrant entitles the holder to purchase, at the holder’s sole and exclusive election, one share of Common Stock plus, if applicable and as described below, the Bonus Share Fraction (defined below), at an initial exercise price of $5.00 per share (“Exercise Price”).

Dividend Warrant holders may exercise their Dividend Warrants to purchase the Company’s Common Stock with cash or, after July 26, 2024, with the Company’s Convertible Notes at face value, as specified under the terms of the Warrant Agreement. Each $1,000 principal amount of Convertible Notes is equal to the aggregate Exercise Price for 200 Dividend Warrants. The Dividend Warrants include a provision that provides an additional one-half share of Common Stock (“Bonus Share Fraction”) to holders that exercise their Dividend Warrants prior to the Bonus Share Expiration Date (defined below). Furthermore, the right of Dividend Warrant holders to exercise their Dividend Warrants by delivering Convertible Notes will terminate on the Bonus Share Expiration Date and in the other circumstances described in the Warrant Agreement.

The Bonus Share Fraction feature referenced above entitles a holder of a Dividend Warrant to receive an additional one-half of a share of Common Stock for each Dividend Warrant exercised under certain circumstances without payment of any additional exercise price. The right to receive the Bonus Share Fraction will expire at 5:00 p.m. New York City time on the first trading day (“Bonus Share Expiration Date”) following the date on which the daily volume-weighted average price (“VWAP”) of the shares of Common Stock has been at least equal to a specified price, initially $2.00 per share, for at least 20 trading days each falling on or after August 1, 2024 (whether or not consecutive) out of 30 consecutive trading days (“Bonus Share Expiration Price Condition”). Any Dividend Warrant exercised after the Bonus Share Expiration Date will not be entitled to the Bonus Share Fraction. The Company will make a public announcement of the Bonus Share Expiration Date prior to market open on the Bonus Share Expiration Date if the Bonus Share Expiration Price Condition is met.

The Dividend Warrants are redeemable by the Company upon 20 calendar days’ notice, from and after the first trading day following the date on which the VWAP of the shares of Common Stock has been at least equal to a specified price, initially equal to the Exercise Price, for at least 20 trading days each falling on or after August 1, 2024 (whether or not consecutive) out of 30 consecutive trading days. Any unredeemed Dividend Warrants will expire at 5:00 p.m. on July 15, 2025.

The number of shares of Common Stock issuable upon exercise is subject to certain anti-dilution adjustments, including for share dividends, splits, reverse splits, subdivisions, spin-offs, consolidations, reclassifications, combinations, non-cash distributions and cash dividends.

The foregoing description of the Dividend Warrants and the Warrant Agreement is only a summary and is qualified in its entirety by reference to the complete description of the terms of the Dividend Warrants set forth in the Warrant Agreement (including the Form of Warrant attached thereto), which is filed as Exhibit 4.1 to this Form 8-K and incorporated herein by reference.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. A Form 8-A registration statement and prospectus supplement describing the terms of the Dividend Warrants have been or will be filed with the SEC and will be available on the SEC’s website located at http://www.sec.gov. Holders of the Dividend Warrants should read the prospectus supplement carefully, including the Risk Factors section included and incorporated by reference therein. This communication contains a general summary of the Dividend Warrants. Please read the Warrant Agreement, as it contains important information about the terms of the Dividend Warrants.

Forward Looking Statements

This Form 8-K contains forward-looking statements, including statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “may,” “anticipate,” “believe,” “could,” “expect,” “forecast,” “intend,” “plan,” “possible,” “potential,” and other words and terms of similar meaning. Such statements are based largely on our current expectations and projections about future events. Such statements speak only as of the date of this Form 8-K and are subject to a number of risks, uncertainties and assumptions, including, but not limited to, whether the Company will derive the anticipated benefits of the transaction described in this communication and any unanticipated impacts of the Dividend Warrant distribution on the Company’s business operations, and including those described in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, and future reports to be filed with the SEC. In light of these risks, uncertainties and assumptions, the forward-looking statements and events discussed in this Form 8-K are inherently uncertain and may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Except as required by law, we disclaim any intention or responsibility for updating or revising any forward-looking statements contained in this news release.

Item 9.01. Financial Statements and Exhibits

On July 12, 2024, Kane Kessler, P.C. delivered an opinion (“Warrant Shares Opinion”) to the Company in connection with the Company’s issuance of up to 70,134,322 shares of Common Stock upon exercise of the Dividend Warrants. Such shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (Reg. No. 333-279371), which became effective on June 5, 2024 (the “Registration Statement”), including the prospectus dated June 5, 2024, and the prospectus supplement relating to such shares, dated July 12, 2024, as the same may be amended or supplemented. The Warrant Shares Opinion is being filed herewith as Exhibit 5.1, and thereby automatically incorporated by reference into the Registration Statement, in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act of 1933, as amended (“Securities Act”).

On July 12, 2024, Kane Kessler, P.C. also delivered a separate opinion (“Advisory Shares Opinion”) to the Company in connection with the Company’s issuance of up to 5,939,560 shares of Common Stock that the Company shall issue from time to time directly to B. Dyson Capital Advisors, and/or its affiliates (collectively, “Advisor”), in consideration of the financial and investment banking advisory services provided by the Advisor to the Company in connection with the Company’s distribution of the Dividend Warrants.Such shares will be issued pursuant to the Registration Statement, including the prospectus dated June 5, 2024, and the prospectus supplement relating to such shares, dated July 12, 2024, as the same may be amended or supplemented. The Advisory Shares Opinion is being filed herewith as Exhibit 5.2, and thereby automatically incorporated by reference into the Registration Statement, in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act.

(d) Exhibits.

Exhibit	Description

4.1	Warrant Agreement (including Form of Warrant), dated July 12, 2024, between Danimer Scientific, Inc. and Continental Stock Transfer & Trust Company, as Warrant Agent.
5.1	Opinion of Kane Kessler, P.C., with respect to the shares of Common Stock underlying the Dividend Warrants.
5.2	Opinion of Kane Kessler, P.C., with respect to the shares of Common Stock issuable to the Advisor.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Danimer Scientific, Inc

Date:	July 12, 2024	By:	/s/ Stephen A. Martin
Stephen A. Martin Chief Legal Officer & Corporate Secretary